April 28, 2014                                            Exhibit 99.1
Park National Corporation reports first quarter
2014 financial results
Board continues quarterly cash dividend of $0.94 per common share
NEWARK, Ohio − Park National Corporation (Park) (NYSE MKT: PRK) today reported financial results for the three-months ended March 31, 2014 (first quarter). Park's board of directors declared a quarterly cash dividend of $0.94 per common share, payable on June 10, 2014 to common shareholders of record as of May 23, 2014.
Net income for the first quarter of 2014 was $19.6 million, compared to $20.7 million for the same period in 2013, a decrease of $1.1 million, or 5.3 percent. Net income per diluted common share for the first quarter of 2014 was $1.27, compared to $1.34 in the same period of 2013.
The Park National Bank Results
Park's community-banking subsidiary in Ohio, The Park National Bank, reported net income of $19.6 million for the first quarter, compared to net income of $19.9 million for the first quarter of 2013. The Park National Bank had total assets of $6.7 billion at March 31, 2014 and $6.6 billion at March 31, 2013. This performance generated a return on average assets of 1.19 percent and 1.23 percent for the bank for the periods ended March 31, 2014 and 2013, respectively.
“Economic recovery continues to bolster loan demand in the communities we serve and positively affect credit quality in our loan portfolio,” said Park President David L. Trautman. “We focus on lending money to local individuals, families and businesses. This focus remains a key factor of our consistent financial performance, and we are eager to lend more.”
Park National Bank’s credit metrics in the first quarter of 2014 demonstrate how the economic recovery continues to improve the financial stability of businesses and consumers in Ohio. The bank’s delinquent and accruing loans were $22.5 million (0.49 percent) of total loans at March 31, 2014, compared to $26.2 million (0.58 percent) at December 31, 2013 and $33.4 million (0.76 percent) at December 31, 2012. Park National Bank’s level of delinquent and accruing loans at March 31, 2014 was the lowest level of any quarter-end period since 2001. Park National Bank had $4.57 billion in loans outstanding at March 31, 2014, an increase of $199 million for the 12 - month period compared to $4.37 billion at March 31, 2013.
###
About Park National Corporation
Headquartered in Newark, Ohio, Park National Corporation had $6.8 billion in total assets (as of March 31, 2014). The Park organization principally consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers Bank Division, United Bank, N.A. Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, and The Park

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

National Bank of Southwest Ohio & Northern Kentucky Division; and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). The Park organization also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.
Complete financial tables are listed below…

Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this Current Report on Form 8-K or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and the uneven spread of positive impacts of the recovery on the economy, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and its subsidiaries do business, may be worse or slower than expected which could adversely impact the demand for loan, deposit and other financial services as well as loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; changes in unemployment; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011, the American Taxpayer Relief Act of 2012 and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; the adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended March 31, 2014, December 31, 2013, and March 31, 2013

	2014	2013	2013	Percent change vs.
(in thousands, except share and per share data)	1st QTR	4th QTR	1st QTR	4Q '13	1Q '13
INCOME STATEMENT:
Net interest income	$54,480	$55,900	$55,453	(2.5)%	(1.8)%
Provision for (recovery of) loan losses	(2,225)	(85)	329	N.M.	N.M.
Other income	16,648	17,778	18,805	(6.4)%	(11.5)%
Total other expense	47,698	51,146	46,098	(6.7)%	3.5%
Income before income taxes	$25,655	$22,617	$27,831	13.4%	(7.8)%
Income taxes	6,036	5,163	7,121	16.9%	(15.2)%
Net income	$19,619	$17,454	$20,710	12.4%	(5.3)%

MARKET DATA:
Earnings per common share - basic (b)	$1.27	$1.13	$1.34	12.4%	(5.2)%
Earnings per common share - diluted (b)	1.27	1.13	1.34	12.4%	(5.2)%
Cash dividends per common share	0.94	0.94	0.94	—%	—%
Common book value per common share at period end	43.30	42.29	42.45	2.4%	2.0%
Stock price per common share at period end	76.89	85.07	69.79	(9.6)%	10.2%
Market capitalization at period end	1,183,525	1,311,095	1,075,602	(9.7)%	10.0%

Weighted average common shares - basic (a)	15,401,105	15,413,517	15,411,990	(0.1)%	(0.1)%
Weighted average common shares - diluted (a)	15,414,897	15,413,517	15,411,990	—%	—%
Common shares outstanding at period end	15,392,441	15,411,952	15,411,984	(0.1)%	(0.1)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.18%	1.03%	1.25%	14.6%	(5.6)%
Return on average common equity (a)(b)	12.02%	10.87%	12.87%	10.6%	(6.6)%
Yield on loans	4.84%	4.95%	5.13%	(2.2)%	(5.7)%
Yield on investments	2.65%	2.53%	2.91%	4.7%	(8.9)%
Yield on money markets	0.25%	0.21%	0.25%	19.0%	—%
Yield on earning assets	4.20%	4.24%	4.41%	(0.9)%	(4.8)%
Cost of interest bearing deposits	0.29%	0.31%	0.39%	(6.5)%	(25.6)%
Cost of borrowings	2.61%	2.50%	2.62%	4.4%	(0.4)%
Cost of paying liabilities	0.82%	0.83%	0.90%	(1.2)%	(8.9)%
Net interest margin	3.56%	3.59%	3.70%	(0.8)%	(3.8)%
Efficiency ratio (g)	66.85%	69.16%	61.76%	(3.3)%	8.2%

OTHER RATIOS (NON - GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.19%	1.04%	1.27%	14.4%	(6.3)%
Annualized return on average tangible common equity (a)(b)(c)	13.50%	12.27%	14.48%	10.0%	(6.8)%
Tangible common book value per common share (d)	$38.60	$37.60	$37.74	2.7%	2.3%

N.M. - Not meaningful
Note: Explanations (a) -(g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Three months ended March 31, 2014, December 31, 2013, and March 31, 2013

				Percent change vs.
BALANCE SHEET:	March 31, 2014	December 31, 2013	March 31, 2013	4Q '13	1Q '13

Investment securities	$1,416,624	$1,424,234	$1,352,408	(0.5)%	4.7%
Loans	4,623,926	4,620,505	4,443,523	0.1%	4.1%
Allowance for loan losses	60,257	59,468	55,315	1.3%	8.9%
Goodwill and other intangibles	72,334	72,334	72,559	—%	(0.3)%
Other real estate owned	35,112	34,636	36,292	1.4%	(3.3)%
Total assets	6,811,072	6,638,347	6,747,155	2.6%	0.9%
Total deposits	4,976,698	4,789,994	4,916,541	3.9%	1.2%
Borrowings	1,118,894	1,132,820	1,107,097	(1.2)%	1.1%
Shareholders' equity	666,436	651,747	654,210	2.3%	1.9%
Common equity	666,436	651,747	654,210	2.3%	1.9%
Tangible common equity (d)	594,102	579,413	581,651	2.5%	2.1%
Nonperforming loans	147,272	155,640	177,163	(5.4)%	(16.9)%
Nonperforming assets	182,384	190,276	213,455	(4.1)%	(14.6)%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	67.89%	69.60%	65.86%	(2.5)%	3.1%
Nonperforming loans as a % of period end loans	3.19%	3.37%	3.99%	(5.3)%	(20.1)%
Nonperforming assets / Period end loans + OREO	3.91%	4.09%	4.76%	(4.4)%	(17.9)%
Allowance for loan losses as a % of period end loans	1.30%	1.29%	1.24%	0.8%	4.8%
Net loan charge-offs (recoveries)	$(3,014)	$(1,659)	$551	N.M.	N.M.
Annualized net loan charge-offs (recoveries) as a % of average loans (a)	(0.27)%	(0.14)%	0.05%	N.M.	N.M.

CAPITAL & LIQUIDITY:
Total equity / Period end assets	9.78%	9.82%	9.70%	(0.4)%	0.8%
Common equity / Period end assets	9.78%	9.82%	9.70%	(0.4)%	0.8%
Tangible common equity (d) / Tangible assets (f)	8.82%	8.82%	8.71%	—%	1.3%
Average equity / Average assets (a)	9.78%	9.49%	9.75%	3.1%	0.3%
Average equity / Average loans (a)	14.36%	13.86%	14.70%	3.6%	(2.3)%
Average loans / Average deposits (a)	93.55%	94.74%	91.54%	(1.3)%	2.2%

N.M. - Not meaningful
Note: Explanations (a) -(g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the quarters ended March 31, 2014, December 31, 2013 and March 31, 2013.
(b) Reported measure uses net income available to common shareholders.
(c) Net income available to common shareholders for each period divided by average tangible common equity during the period. Average tangible common equity equals average shareholders' equity during the applicable period less (i) average preferred shares during the applicable period and (ii) average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE COMMON EQUITY:
	THREE MONTHS ENDED
	March 31, 2014	December 31, 2013	March 31, 2013
AVERAGE SHAREHOLDERS' EQUITY	$661,785	$636,886	$652,543
Less: Average preferred shares	—	—	—
Less: Average goodwill and other intangibles	72,334	72,334	72,621
AVERAGE TANGIBLE COMMON EQUITY	$589,451	$564,552	$579,922

(d) Tangible common book value divided by common shares outstanding at period end. Tangible common equity equals ending shareholders' equity less goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF SHAREHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY:
	March 31, 2014	December 31, 2013	March 31, 2013
SHAREHOLDERS' EQUITY	$666,436	$651,747	$654,210
Less: Goodwill and other intangibles	72,334	72,334	72,559
TANGIBLE COMMON EQUITY	$594,102	$579,413	$581,651

(e) Net income available to common shareholders for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED
	March 31, 2014	December 31, 2013	March 31, 2013
AVERAGE ASSETS	$6,766,807	$6,707,975	$6,693,476
Less: Average goodwill and other intangibles	72,334	72,334	72,621
AVERAGE TANGIBLE ASSETS	$6,694,473	$6,635,641	$6,620,855

(f) Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	March 31, 2014	December 31, 2013	March 31, 2013
TOTAL ASSETS	$6,811,072	$6,638,347	$6,747,155
Less: Goodwill and other intangibles	72,334	72,334	72,559
TANGIBLE ASSETS	$6,738,738	$6,566,013	$6,674,596

(g) Efficiency ratio is calculated by taking total other expense divided by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED
	March 31, 2014	December 31, 2013	March 31, 2013
Interest income	$64,342	$66,066	$66,192
Fully taxable equivalent adjustment	223	273	387
Fully taxable equivalent interest income	$64,565	$66,339	$66,579
Interest expense	9,862	10,166	10,739
Fully taxable equivalent net interest income	$54,703	$56,173	$55,840

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended
	March 31,
(in thousands, except share and per share data)	2014	2013

Interest income:
Interest and fees on loans	54,753	55,775
Interest on:
Obligations of U.S. Government, its agencies
and other securities	9,476	10,242
Obligations of states and political subdivisions	2	17
Other interest income	111	158
Total interest income	64,342	66,192

Interest expense:
Interest on deposits:
Demand and savings deposits	393	501
Time deposits	2,278	3,090
Interest on borrowings	7,191	7,148
Total interest expense	9,862	10,739

Net interest income	54,480	55,453

Provision for (recovery of) loan losses	(2,225)	329

Net interest income after provision for (recovery of) loan losses	56,705	55,124

Other income	16,648	18,805

Total other expense	47,698	46,098

Income before income taxes	25,655	27,831

Income taxes	6,036	7,121

Net income	19,619	20,710

Per Common Share:
Net income - basic	1.27	1.34
Net income - diluted	1.27	1.34

Weighted average shares - basic	15,401,105	15,411,990
Weighted average shares - diluted	15,414,897	15,411,990

Cash Dividends Declared	0.94	0.94

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	March 31, 2014	December 31, 2013

Assets

Cash and due from banks	$120,100	$129,078
Money market instruments	208,637	17,952
Investment securities	1,416,624	1,424,234
Loans	4,623,926	4,620,505
Allowance for loan losses	60,257	59,468
Loans, net	4,563,669	4,561,037
Bank premises and equipment, net	55,580	55,278
Goodwill and other intangibles	72,334	72,334
Other real estate owned	35,112	34,636
Other assets	339,016	343,798
Total assets	$6,811,072	$6,638,347

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,179,057	$1,193,553
Interest bearing	3,797,641	3,596,441
Total deposits	4,976,698	4,789,994
Borrowings	1,118,894	1,132,820
Other liabilities	49,044	63,786
Total liabilities	$6,144,636	$5,986,600

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at March 31, 2014 and December 31, 2013)	$—	$—
Common shares (No par value; 20,000,000 shares authorized in 2014 and 2013; 16,150,930 shares issued at March 31, 2014 and 16,150,941 shares issued at December 31, 2013)	302,753	302,651
Accumulated other comprehensive loss, net of taxes	(24,478)	(35,419)
Retained earnings	465,774	460,643
Treasury shares (758,489 shares at March 31, 2014 and 738,989 at December 31, 2013)	(77,613)	(76,128)
Total shareholders' equity	$666,436	$651,747

Total liabilities and shareholders' equity	$6,811,072	$6,638,347

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended
	March 31,
(in thousands)	2014	2013

Assets

Cash and due from banks	$113,531	$114,662
Money market instruments	181,026	259,723
Investment securities	1,417,178	1,440,281
Loans	4,607,198	4,438,308
Allowance for loan losses	60,755	57,299
Loans, net	4,546,443	4,381,009
Bank premises and equipment, net	55,815	55,090
Goodwill and other intangibles	72,334	72,621
Other real estate owned	33,988	34,282
Other assets	346,492	335,808
Total assets	$6,766,807	$6,693,476

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,176,105	$1,100,953
Interest bearing	3,748,845	3,747,634
Total deposits	4,924,950	4,848,587
Borrowings	1,117,902	1,108,304
Other liabilities	62,170	84,042
Total liabilities	$6,105,022	$6,040,933

Shareholders' Equity:
Preferred shares	$—	$—
Common shares	302,658	302,653
Accumulated other comprehensive loss, net of taxes	(26,996)	(18,744)
Retained earnings	463,092	445,009
Treasury shares	(76,969)	(76,375)
Total shareholders' equity	$661,785	$652,543

Total liabilities and shareholders' equity	$6,766,807	$6,693,476

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2014	2013	2013	2013	2013
(in thousands, except per share data)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Interest income:
Interest and fees on loans	$54,753	$57,038	$56,337	$56,388	$55,775
Interest on:
Obligations of U.S. Government, its agencies and other securities	9,476	8,911	8,880	8,673	10,242
Obligations of states and political subdivisions	2	4	7	16	17
Other interest income	111	113	186	202	158
Total interest income	64,342	66,066	65,410	65,279	66,192

Interest expense:
Interest on deposits:
Demand and savings deposits	393	382	422	468	501
Time deposits	2,278	2,516	2,729	2,900	3,090
Interest on borrowings	7,191	7,268	7,299	7,199	7,148
Total interest expense	9,862	10,166	10,450	10,567	10,739

Net interest income	54,480	55,900	54,960	54,712	55,453

Provision for (recovery of) loan losses	(2,225)	(85)	2,498	673	329

Net interest income after provision for (recovery of) loan losses	56,705	55,985	52,462	54,039	55,124

Other income	16,648	17,778	17,396	19,298	18,805

Total other expense	47,698	51,146	44,715	46,570	46,098

Income before income taxes	25,655	22,617	25,143	26,767	27,831

Income taxes	6,036	5,163	6,114	6,733	7,121

Net income	$19,619	$17,454	$19,029	$20,034	$20,710

Per Common Share:
Net income - basic	$1.27	$1.13	$1.23	$1.30	$1.34
Net income - diluted	$1.27	$1.13	$1.23	$1.30	$1.34

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2014	2013	2013	2013	2013
(in thousands)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Other income:
Income from fiduciary activities	$4,541	$4,590	$4,139	$4,328	$4,076
Service charges on deposits	3,659	4,169	4,255	4,070	3,822
Other service income	1,918	2,185	3,391	3,352	3,985
Checkcard fee income	3,213	3,330	3,326	3,316	2,983
Bank owned life insurance income	1,262	1,274	1,311	1,254	1,202
ATM fees	594	623	705	677	627
OREO valuation adjustments	(416)	(951)	(2,030)	(600)	401
Gain on the sale of OREO, net	706	358	895	1,633	224
Miscellaneous	1,171	2,200	1,404	1,268	1,485
Total other income	$16,648	$17,778	$17,396	$19,298	$18,805

Other expense:
Salaries and employee benefits	$25,060	$25,115	$25,871	$24,679	$24,633
Net occupancy expense	2,832	2,415	2,348	2,444	2,597
Furniture and equipment expense	2,998	3,022	2,639	2,981	2,607
Data processing fees	1,114	1,064	1,042	1,049	1,019
Professional fees and services	6,283	10,520	5,601	5,880	5,864
Amortization of intangibles	—	—	112	113	112
Marketing	1,118	1,126	863	953	848
Insurance	1,447	1,391	1,174	1,338	1,302
Communication	1,343	1,489	1,268	1,453	1,580
Miscellaneous	5,503	5,004	3,797	5,680	5,536
Total other expense	$47,698	$51,146	$44,715	$46,570	$46,098

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

	Quarter ended	Year ended December 31,
(in thousands, except ratios)	March 31, 2014	2013	2012	2011	2010

Allowance for loan losses:
Allowance for loan losses, beginning of period	$59,468	$55,537	$68,444	$143,575	$116,717
Transfer of loans at fair value	—	—	—	(219)	—
Transfer of allowance to held for sale	—	—	—	(13,100)	—
Charge-offs (A)	3,827	19,153	61,268	133,882	66,314
Recoveries	6,841	19,669	12,942	8,798	6,092
Net charge-offs (recoveries)	(3,014)	(516)	48,326	125,084	60,222
Provision for (recovery of) loan losses	(2,225)	3,415	35,419	63,272	87,080
Allowance for loan losses, end of period	$60,257	$59,468	$55,537	$68,444	$143,575
(A) Year ended December 31, 2012 included the full charge-off of the Vision Bank ALLL of $12.1 million to bring the retained Vision Bank loan portfolio to fair value prior to the merger of Vision Bank (as constituted following the transaction with Centennial Bank and Home BancShares, Inc.) with and into SEPH, the non-bank subsidiary of Park, on February 16, 2012.

General reserve trends:
Allowance for loan losses, end of period	$60,257	$59,468	$55,537	$68,444	$143,575
Specific reserves	11,322	10,451	8,276	15,935	66,904
General reserves	$48,935	$49,017	$47,261	$52,509	$76,671

Total loans	$4,623,926	$4,620,505	$4,450,322	$4,317,099	$4,732,685
Impaired commercial loans	105,833	112,304	137,238	187,074	250,933
Non-impaired loans	$4,518,093	$4,508,201	$4,313,084	$4,130,025	$4,481,752

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans (annualized for quarterly periods)	(0.27)%	(0.01)%	1.10%	2.65%	1.30%
Allowance for loan losses as a % of period end loans	1.30%	1.29%	1.25%	1.59%	3.03%
General reserves as a % of non-impaired loans	1.08%	1.09%	1.10%	1.27%	1.71%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$128,026	$135,216	$155,536	$195,106	$289,268
Accruing troubled debt restructuring	17,957	18,747	29,800	28,607	—
Loans past due 90 days or more	1,289	1,677	2,970	3,489	3,590
Total nonperforming loans	$147,272	$155,640	$188,306	$227,202	$292,858
Other real estate owned - Park National Bank	12,486	11,412	14,715	13,240	8,385
Other real estate owned - SEPH	22,626	23,224	21,003	29,032	—
Other real estate owned - Vision Bank	—	—	—	—	33,324
Total nonperforming assets	$182,384	$190,276	$224,024	$269,474	$334,567
Percentage of nonaccrual loans to period end loans	2.77%	2.93%	3.49%	4.52%	6.11%
Percentage of nonperforming loans to period end loans	3.19%	3.37%	4.23%	5.26%	6.19%
Percentage of nonperforming assets to period end loans	3.94%	4.12%	5.03%	6.24%	7.07%
Percentage of nonperforming assets to period end assets	2.68%	2.87%	3.37%	3.86%	4.59%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

		Year ended December 31,
(in thousands, except ratios)	March 31, 2014	2013	2012	2011	2010

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$96,672	$99,108	$100,244	$96,113	$117,815
Accruing troubled debt restructuring	17,860	18,747	29,800	26,342	—
Loans past due 90 days or more	1,289	1,677	2,970	3,367	3,226
Total nonperforming loans	$115,821	$119,532	$133,014	$125,822	$121,041
Other real estate owned - Park National Bank	12,486	11,412	14,715	13,240	8,385
Total nonperforming assets	$128,307	$130,944	$147,729	$139,062	$129,426
Percentage of nonaccrual loans to period end loans	2.11%	2.16%	2.28%	2.29%	2.88%
Percentage of nonperforming loans to period end loans	2.52%	2.61%	3.03%	3.00%	2.96%
Percentage of nonperforming assets to period end loans	2.79%	2.86%	3.36%	3.32%	3.16%
Percentage of nonperforming assets to period end assets	1.91%	2.00%	2.27%	2.21%	1.99%

Nonperforming Assets - SEPH/Vision Bank (retained portfolio as of March 31, 2014, December 31, 2013, 2012, and 2011):
Nonaccrual loans	$31,354	$36,108	$55,292	$98,993	$171,453
Accruing troubled debt restructuring	97	—	—	2,265	—
Loans past due 90 days or more	—	—	—	122	364
Total nonperforming loans	$31,451	$36,108	$55,292	$101,380	$171,817
Other real estate owned - Vision Bank	—	—	—	—	33,324
Other real estate owned - SEPH	22,626	23,224	21,003	29,032	—
Total nonperforming assets	$54,077	$59,332	$76,295	$130,412	$205,141
Percentage of nonaccrual loans to period end loans	N.M.	N.M.	N.M.	N.M.	26.77%
Percentage of nonperforming loans to period end loans	N.M.	N.M.	N.M.	N.M.	26.82%
Percentage of nonperforming assets to period end loans	N.M.	N.M.	N.M.	N.M.	32.02%
Percentage of nonperforming assets to period end assets	N.M.	N.M.	N.M.	N.M.	25.90%

New nonaccrual loan information - Park National Corporation
Nonaccrual loans, beginning of period	$135,216	$155,536	$195,106	$289,268	$233,544
New nonaccrual loans	12,875	67,398	83,204	124,158	175,175
Resolved nonaccrual loans	20,065	87,718	122,774	218,320	119,451
Nonaccrual loans, end of period	$128,026	$135,216	$155,536	$195,106	$289,268

New nonaccrual loan information - Ohio - based operations
Nonaccrual loans, beginning of period	$99,108	$100,244	$96,113	$117,815	$85,197
New nonaccrual loans - Ohio-based operations	12,875	66,197	68,960	78,316	85,081
Resolved nonaccrual loans	15,311	67,333	64,829	100,018	52,463
Nonaccrual loans, end of period	$96,672	$99,108	$100,244	$96,113	$117,815

New nonaccrual loan information - SEPH/Vision Bank
Nonaccrual loans, beginning of period	$36,108	$55,292	$98,993	$171,453	$148,347
New nonaccrual loans - SEPH/Vision Bank	—	1,201	14,243	45,842	90,094
Resolved nonaccrual loans	4,754	20,385	57,944	118,302	66,988
Nonaccrual loans, end of period	$31,354	$36,108	$55,292	$98,993	$171,453

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$160,199	$175,576	$242,345	$290,908	$304,534
Prior charge-offs	54,366	63,272	105,107	103,834	53,601
Remaining principal balance	105,833	112,304	137,238	187,074	250,933
Specific reserves	11,322	10,451	8,276	15,935	66,904
Book value, after specific reserve	$94,511	$101,853	$128,962	$171,139	$184,029

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com